MFS(R) ASSET ALLOCATION FUNDS:

                       MFS(R) CONSERVATIVE ALLOCATION FUND

                         MFS(R) MODERATE ALLOCATION FUND

                          MFS(R) GROWTH ALLOCATION FUND

                    MFS(R) AGGRESSIVE GROWTH ALLOCATION FUND



                      Supplement to the Current Prospectus



Effective immediately, the Class A sales charge table under the "Description Of Share Classes" section of the prospectus is restated as follows:

     Purchases Subject to an Initial Sales Charge. The amount of the initial sales charge you pay when you buy class A shares differs depending upon the amount you invest, as follows:

                                                                     Sales Charge* as Percentage of:
                                                              -------------------------------------------------

     Amount of Purchase                                       Offering Price            Net Amount Invested

     Less than $50,000                                            5.75%                       6.10%

     $50,000 but less than $100,000                               4.75                        4.99

     $100,000 but less than $250,000                              4.00                        4.17

     $250,000 but less than $500,000                              2.95                        3.04

     $500,000 but less than $1,000,000                            2.20                        2.25

     $1,000,000 or more                                           None**                      None**
-------------------------------------------------------------------------------------------------------------------

* Because of rounding in the calculation of offering price, actual sales charges you pay may be more or less than those calculated using these percentages.

**   A 1% CDSC will apply to such purchases, as discussed below.



                  The date of this Supplement is July 31, 2002.